Exhibit 10.5
Performance Award
Pursuant to the terms and conditions of the Company’s 2005 Equity Incentive Plan (the “Plan”), you have been granted a Performance Award of ___shares of stock as outlined below:

Granted To:

Grant Date:

Granted:

Grant Price:

Vesting Schedule:

Performance Criteria:
By my signature below, I hereby acknowledge receipt of this Grant on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of the copy of the Plan and agree to conform to all of the terms and conditions of the Grant and the Plan.

Signature:	Date